                                                                    EXHIBIT 23.1




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated February 16, 2001, included in this Annual Report on Form 10-K, into SPECTRX, INC.'s previously filed Registration Statement File No. 333-34301.


/s/ Arthur Andersen LLP

Atlanta, Georgia
March 29, 2001